Exhibit 10.13

THIS LEASE AGREEMENT, made the 22nd day of June 1999,

      Between

                                SETH BELLER TRUST

residing or located at c/o Mr. Robert Beller, 1005 Dickinson Circle in the City of Raleigh in the County of Wake and State of North Carolina, herein designated as the Landlord,

      And

                                    TRB, LLC,

residing or located at 43 Gilbert Street North in the Borough of Tinton Falls in the County of Monmouth and State of New Jersey, herein designated as the Tenant;

      Witnesseth that, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises:

      Tract B as set forth on Exhibit "A" on the first floor of a (building) comprising of approximately 5,300 square feet located in a shopping center (Shopping Center) at 1184 Route 35 and New Monmouth Road, Middletown, N.J. 07748,

for a term of Ten (10) years and seven (7) months commencing on June 1, 1999, and ending on December 31, 2009, to be used and occupied only and for no other purpose than a retail bank

      Upon the following Conditions and Covenants:

      1st: The tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, the sum of $ **See Rider** in the following manner:

      2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs,* including painting and decorating,** and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

      *but not limited to               **Plumbing and HVAC

      3rd: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

      4th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

      5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the aid repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto. **see rider**

      6th: The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefore, whichever occurs sooner.

      7th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

      8th: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises for injuries to any person or persons, for limits of not less than $2,000,000.00 for injuries to one person and $3,000,000.00 for injuries to more than one person in any one accident or occurrence, and for loss or damage to the property of any person or persons, or not less than $50,000.00. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefore, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenants shall enter into possession, whichever occurs sooner. At lest fifteen days prior to the expiration or termination date of ay policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefore. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

      9th: The Tenant shall not, without consent of the Landlord, assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof. See Rider Paragraph 47.

      10th: The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

      11th: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of his lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the

Landlord to the option of canceling this lease and the term hereof is hereby expressly limited accordingly.

      12th. If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

      13th: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time an of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence, or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such
insurance   carriers   shall  have  no  recourse   against  the   Landlord   for
reimbursement.

      14th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

      15th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

      16th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after twelve months next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation. **See Rider**

      17th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

      18th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

      19th: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

      20th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

      21st: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

      22nd: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option. or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

      23rd: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

      24th: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

      25th: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

      26th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

      27th: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

      28th: See Rider

      29th: If any mechanics' or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

      30th: The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

      31st: The Tenant has this day deposited with the Landlord the sum of $12,366.00 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

      A Rider is attached and made a part hereof.

      The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

      In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

      Signed, Sealed and Delivered          SETH BELLER TRUST
      in the presence of
      or Attested by
                                            By:    /s/ Beller,     Co-Trustee
                                                --------------------------------


                                            By:    /s/ Beller      Co-Trustee
                                                --------------------------------


                                                  /s/  [Tenant]
------------------------------------            --------------------------------
                                                                          Tenant

STATE OF NEW JERSEY, COUNTY OF                            ss.:

      I Certify that on _______________, 19___, ________________________________
personally came before me and acknowledged under oath, to my satisfaction, that this person (or if more than one, each person):

      (a) is named in and personally signed this document; and

      (b) signed, sealed and delivered this document as his or her act and deed.


                                         _______________________________________
                                          (Print name and title below signature)

STATE OF NEW JERSEY, COUNTY OF                            ss.:

      I Certify that on _______________, 19___, ________________________________
personally came before me, and this person acknowledged under oath, to my satisfaction, that:

      (a) this person is the _____________________ secretary of ________________
the corporation named in this document;

      (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is ___________________________________ the ___________________ President of the corporation;

      (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;

      (d) this person knows the proper seal of the corporation which was affixed to this document; and

      (e) this person signed this proof to attest to the truth of these facts.


Signed and sworn to before me on          ______________________________________
_________________, 19__.                  (Print name of attesting witness below
                                          signature)

_______________________________

                                      LEASE

                      ===================================



                                       TO



                      ===================================
                      Dated,                         , 19
                      ===================================

                      Expires,

                      Rent, $


                      Prepared by:

                               ASSIGNMENT OF LEASE

      For one dollar and other good and valuable consideration, the Tenant as Assignor, assigns this Lease and all the Assignor's rights and privileges therein, including any and all monies deposited with the Landlord as security, subject to all the terms, covenants and conditions contained therein; and the Assignee accepts this Assignment of Lease and assumes and agrees to comply with and be bound by the terms, covenants and conditions in said Lease contained. The signature of the Landlord hereto is evidence of the Landlord's consent to and acceptance of this Assignment of Lease.


_________________________________           ____________________________________
                      Assignee                                          Assignor


                                            ____________________________________
                                                                        Landlord

                                 RIDER TO LEASE

                                     BETWEEN

                          SETH BELLER TRUST AS LANDLORD

                                       AND

                               TRB, LLC. AS TENANT

                               DATED June 14, 1999

RIDER TO TERM CLAUSE
--------------------

      The term of the Lease shall be for a term of ten (10) years and seven (7) months beginning June 1, 1999 and terminating December 31, 2009. If the Commencement Date is not the first day of a calendar montht 6 0 , Tenant shall pay to Landlord a prorated amount of the Monthly Basic Rent.

      The Landlord acknowledges that the Tenant has been formed by its members for the specific purpose of creating a new, state chartered, non-member community bank (the "Bank"), and that the successful incorporation of the Bank is entirely subject to the discretionary approval of those regulatory authorities with jurisdiction, including, but not limited to, the Federal Deposit Insurance Corporation (the "FDIC") and the New Jersey Department of Banking and Insurance ("NJDBI"). The Landlord agrees that this Lease may be terminated by the Tenant at any time on or before May 31, 2000, but only if a Certificate of Authority, within the meaning of N.J.S. 17:9A-14, has not been issued by NJBDI for the Bank when the Tenant takes the actions required by the following sentence to terminate the lease under this provision. Tenant agrees to diligently pursue all regulatory applications and approvals. This Lease can be terminated by the Tenant under this provision only upon (i) the issuance by the Tenant to the Landlord of written notice of termination under this provision, which notice shall state that NJDBI has not issued a certificate of Authority for the Bank as of the date of the issuance of the notice, and (ii) the delivery by the Tenant to the Landlord, directly or by disbursement from any segregated account, of thirty (30) days' rent at the rate in effect when the written notice of termination is issued by the Tenant. In the event that the Tenant terminates this Lease under the terms of this provision, the termination shall be effective immediately upon the satisfaction of the conditions set forth in the preceding sentence, and shall be without further force and effect from that point forward.

RIDER TO RENT CLAUSE
--------------------

      The Basic Rent shall commence upon the Commencement Date and shall be paid without setoff or deduction for any reason as follows: Tenant covenants and agrees to pay Basic Rent as follows:

                                 MONTHLY MINIMUM

          TERM                     RENT                     EXTENDED
          ----                     ----                     --------

     6/1/99-9/30/99              $3,100.00                 $12,400.00

    10/1/99-12/31/99             $4,100.00                 $12,300.00

     1/1/00-12/31/00             $6,183.00                 $74,196.00

     1/1/00-12/31/01             $6,183.00                 $74,196.00

     1/1/00-12/31/02             $6,183.00                 $74,196.00

     1/1/00-12/31/03             $6,183.00                 $74,196.00

     1/1/00-12/31/04             $6,183.00                 $74,196.00

     1/1/05-12/31/05             $7,111.00                 $85,332.00

     1/1/06-12/31/06             $7,111.00                 $85,332.00

     1/1/07-12/31/07             $7,111.00                 $85,332.00

     1/1/08-12/31/08             $7,111.00                 $85,332.00

     1/1/09-12/31/09             $7,111.00                 $85.332.00
                                                           ----------

         TOTAL                                             $822,340.00

      In the event any payment is not received within ten (10) days of due date or if a payment is received but is returned for insufficient funds or otherwise nonpayment of the check, Tenant shall pay a five percent (5%) late charge for each and every such event. If the Commencement Date is not the first day of a month, the first month's rent will be due upon commencement and will be adjusted on a pro-rata basis to the end of that month.

      In the event Tenant receives its charter prior to December 31, 1999, Tenant will pay the full monthly rent of $6,183.00 effective on the first of the month following the receipt of the charter.

      Tenant agrees to prepay the first ten (10) months of rent in the amount of $41,079 to an escrow account at Wilentz Goldman and Spitzer to be used to pay Landlord the monthly rent as due.

      Provided  Tenant  is not in  default  of any  part  of the  terms  of this
Agreement and further provided that Tenant should continue to occupy the Premises, Landlord does hereby grant to Tenant the right, privilege and option to extend this Lease for two (2) successive periods of five (5) years each under the same terms and conditions of this Lease in effect at the expiration of the original term or extended term hereof and the rental paid for any option period shall be the amount indicated below. Tenant, if it elects to exercise any option, shall do so by giving Landlord written notice at least twelve (12) months prior to the expiration of the original term or each extended term, as the case may be.

      During each respective five (5) year option term, annual fixed rent shall equal the "Fair Market Rental" for the Premises which sum shall be determined as follows:

      (a) Within three hundred sixty (360) days prior to the end of the initial term or first option term, as the case may be, but not less than one hundred eighty (180) days before the end of the initial term or first option term, as the case may be, Tenant shall provide Landlord with notice that it intends to negotiate the fixed rent for such option term. Following Tenant's notice, but prior to Tenant's exercising its respective option, Landlord and Tenant shall meet and seek to determine the annual fixed rent for the respective option term

      (b) In the event Landlord and Tenant have not agreed upon the fixed rent for the option term as of the date that Tenant is required to exercise any option, then within a fifteen (15) day period, commencing upon Tenant exercising its option, Landlord and Tenant shall jointly designate a licensed MAI appraiser who is fit, impartial with respect to the Landlord and Tenant and has at least ten (10) years experience appraising retail space in Monmouth County, New Jersey to determine the Fair Market Rental.

      (c) In the event the parties are unable to jointly agree upon an appraiser, Landlord and Tenant agree to jointly request that the President or other presiding officer of the local chapter of the American Institute of Real Estate Appraisers or such successor or similar organization located in or closest to Monmouth County appoint an appraiser with the qualifications described above within thirty (30) days of such request. The parties shall be bound by such appointment.

      (d) Within forty-five (45) days from the date the parties select or have an appraiser appointed, the appraiser shall present Landlord and Tenant with its current appraisal. The decision of the appraiser will be in writing and counterpart copies will be delivered to each of the parties. In rendering its decision, the appraiser will not add to or subtract from, or otherwise modify the provisions of this Lease. Such decision of the appraiser shall be final and binding upon Landlord and Tenant. Fees and expenses of the appraiser and all other expenses of the appraisal will be borne by the parties equally. Notwithstanding the Fair Market Rental determination, within fifteen (15) days of receipt of such final determination, Tenant may rescind the exercise of its option, in which event the Lease shall terminate at the expiration of the then current term, and Tenant shall reimburse Landlord for Landlord's reasonable expenses in obtaining the appraisal.

      (e) The Fair Market Rental shall be determined by taking into consideration the fact that the building is a two-story building containing approximately 10,600 square feet. The Premises shall be appraised as if the building were in its current location with its then current zoning and being used for its then current retail use.

      (f) If the option term shall have commenced prior to the determination of the Fair Market Rental, fixed rent shall be one hundred fifteen percent (115%) of the then current fixed rent until such time as Fair Market Rental is established as provided by the terms of this paragraph. Upon the determination of the Fair Market Rental, Tenant shall be credited on its next monthly payment for the fixed rent it has paid in excess of the fixed rent due and payable or Tenant shall reimburse Landlord for the fixed rent currently due and payable within ten (10) business days.

      (g) In no event shall the Fair Market Rental during the option terms be less than the fixed rent for last Lease Year of the preceding term.

RIDER TO PARAGRAPH 2- REPAIRS AND CARE
--------------------------------------

      Landlord's sole obligation to repairs and care of the subject Premises is specifically limited to the building structure and roof, which Landlord agrees to maintain in good, safe and sanitary condition except for acts caused by the neglect or fault of the Tenant. At the beginning of the lease, Landlord shall provide the HVAC in proper operating condition. Tenant acknowledges that all subsequent repair and maintenance of the HVAC system is tenant's sole responsibility. With respect to all other obligations pertaining to repairs and care, Tenant covenants and agrees to maintain, repair, replace and keep the Premises and all improvements, fixtures and personal property thereon, in good, safe and sanitary condition, order and repair and in accordance with all applicable laws, ordinances, order, rules and regulations (including, without limitation, the Americans with Disabilities Act "ADA") of governmental authorities having jurisdiction, now existing or hereafter enacted; to pay all costs and expenses in connection therewith; and to contract for the same in Tenant's own name. Tenant shall be responsible for fifty (50%) of all costs and expenses of replacement, maintenance and repair of the rear easement that is adjacent to the Leased Premises (Tenant acknowledges that the rear easement area extends the entire length of Landlord's property but that this Tenant is responsible solely for that portion which abuts and attaches to the Leased Premises). All maintenance and repairs by Tenant shall be done promptly, in a good and workmanlike fashion, and without diminishing the original quality of the Premises or the property. Tenant shall not be responsible for and shall not bear the costs and expenses of replacement of, or extraordinary maintenance and repairs to, roofs, exterior walls, and structural elements of the Building and improvements.

RIDER TO PARAGRAPH 4- ALTERATIONS. IMPROVEMENTS
-----------------------------------------------

      Tenant may not make any structural or interior alterations which changes the Premises from the condition that existed at the time Tenant takes possession thereof. If Tenant desires to have alterations made, Tenant shall provide Landlord's managing agent with two (2) complete sets of construction drawings, and such agent shall then determine the cost of the work to be done pursuant to such drawings and submit the cost to Tenant. Tenant may then either agree to pay Landlord the cost, in which event Landlord shall cause the work pertaining to structural alterations to be done, or Tenant may withdraw its request for alterations. With respect to non- structural changes, such work may be done by the Tenant with the consent of the Landlord, such consent not to be unreasonably withheld. If requested by Landlord at the termination of this Lease or vacation of the Premises by Tenant, Tenant shall restore (at Tenant's sole cost and expense) the Premises to the same condition as existed at the commencement of the term, ordinary wear and tear and damage by insured casualty only excepted. However, Landlord may elect to require Tenant to leave alterations performed for it unless at the time of such alterations Landlord agreed in writing that Tenant could remove them on expiration or termination of this Lease and if Tenant does so remove, Tenant shall repair any damage occasioned by such removal and restore the Premises to a standard "vanilla box" condition at Tenant's cost. Tenant may paint the exterior of the building at Tenant's own cost and expense provided the color is white or beige. Any other color must be approved by Landlord in writing prior to the change.

RIDER TO PARAGRAPH 5- SIGNS
---------------------------

      Tenant may at its own cost reconstruct entirely or redesign the face of the existing sign in front of its demised space. Tenant will be provided priority positioning on said sign, but Tenant may use only up to fifty (50%) percent of said sign. The cost to maintain and repair said signage shall be prorated among the Tenants occupying the sign. In addition, Tenant may at its own cost erect additional signs both on the facade and on the premises provided same does not result in lessening the available signage to other Tenants of the complex or building. All signs are subject to prior municipal and Landlord written approval, which approval shall not be unreasonably withheld. In the event Tenant wishes to erect a new sign on the New Monmouth Road side of the Premises and said sign will be used for the benefit of all Tenants in the entire complex (on a pro-rata basis), then in such event and subject to Tenant obtaining zoning approvals, Tenant may erect such a sign.

RIDER TO PARAGRAPH 6- UTILITIES
-------------------------------

      Tenant shall pay all electric, water and gas charges directly to the utility. In the event any utility is not separately metered, Tenant shall pay its pro-rata share of charges to Landlord.

RIDER TO PARAGRAPH 8- LIABILITY INSURANCE
-----------------------------------------

      The liability policy required to be obtained by Tenant shall name Landlord as an additional insured. In the event that Landlord shall mortgage the property and Landlord's mortgagee shall request that it be named as an additional insured, then, in such event, Tenant shall have its insurance company name Landlord's mortgagee as an additional insured.

      Upon request by Landlord to Tenant, not made more frequently than every five (5) years, Tenant shall increase the amount of liability insurance to such sum which reflects the percentage increase in the CPI in place at the first of the month at the commencement of this Lease. For purposes of clarification, the rate to be used is that which is issued by the U.S. Department of Labor, Bureau of Labor Statistics and further identified as New York-Northern New Jersey, All Urban Consumers, and which is certified to be 172.7 as of February 1998. By way of example, if the CPI increases by five percent (5%) over the five-year period, then all coverages set forth in this provision shall be required to be increased by five percent (5%).

      Tenant shall maintain fire and extended coverage, vandalism, malicious mischief and special extended coverage insurance in an amount which is adequate to cover the cost of replacement of all personal property, decorations, trade fixtures, furnishings, equipment and all contents in the Premises. Tenant also shall maintain workers compensation insurance covering all persons employed by Tenant and as otherwise required by law.

      All of the aforesaid insurance shall be written by one or more A-Rated or comparable insurance companies authorized to do business in the State of New Jersey and satisfactory to Landlord; all such insurance shall contain endorsements that:

                  such insurance may not be canceled or amended with respect to Landlord (or its designees) except upon ten (10) days written notice for non-payment of premium, and thirty (30) days written notice for all other reasons, by certified mail, return receipt requested to Landlord (and any designees) by the insurance company.

      Tenant covenants and agrees that nothing shall be done or kept on the Premises which might make unavailable or increase the cost of insurance maintained with respect to the Premises or property which might increase the insured risks or which might result in cancellation of any such insurance.

      Tenant covenants and agrees to protect, indemnify and save Landlord (except for acts caused by Landlord or Landlord's gross negligence) harmless from and against all obligations, claims, damages, penalties, causes of action, costs and expenses, including attorneys' fees at all tribunal levels, imposed upon, incurred by or asserted against Landlord by reason of (a) any accident, injury to or death of any person or loss of or damage to any property occurring on or about the Premises; (b) any act or omission of Tenant or Tenant's officers, employees, agents, guests or invitees or of anyone claiming, by, through or under Tenant; (c) any use which may be made of, or condition existing upon, the Premises; (d) any improvements, fixtures or equipment upon the Premises; (e) any failure on the part of Tenant to perform or comply with any of the provisions, covenants or agreements of Tenant contained in this Lease; (f) any violation of any law, ordinance, order, rule or regulation of governmental authorities having jurisdiction by Tenant or Tenant's officers, employees, agents, guests or invitees or by anyone claiming by, through or under Tenant; and (g) any repairs, maintenance or changes to the Premises by, through or under Tenant. Tenant further covenants and agrees that, in case any action, suit or proceeding, is brought against Landlord by reason of any of the foregoing, Tenant will, at Tenant's sole cost and expense, defend Landlord in any such action, suit or proceeding, with counsel acceptable to Landlord, as provided by Tenant's insurance carrier.

RIDER TO PARAGRAPH 13- FIRE AND OTHER CASUALTY
----------------------------------------------

      Assuming reasonable premiums, the Tenant shall, throughout the term of this Lease and renewal term, if any, pay its pro rata share of the cost and expense, to obtain and maintain fire and extended coverage insurance on the building on the leased Premises, and appurtances thereto, for the benefit of and payable to the Landlord and Landlord's mortgagee, as their interests may appear, to the extent of no less than one hundred (100%) of the replacement cost thereto. Such replacement cost shall be determined from time to time (but not more frequently than once in any thirty-six month period) at the request of the Landlord. All insurance shall be written by an A-Rated or comparable insurance company authorized to do business in the State of new Jersey and satisfactory to the Landlord and delivered to the Landlord, together with evidence of payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof. The tenant At least fifteen days prior to the expiration or termination date of any policy, the tenant shall deliver a renewal or replacement policy with proof of the payment of the premium thereof.

      If all or any part of the Premises or the property of which the Premises is a part shall be damaged or destroyed by fire or other casualty by more than twenty-five percent (25%) of the total of the building and there is more than five (5) years remaining on the current term, Landlord may elect to repair and/or rebuild the same with reasonable diligence, but Landlord's obligation hereunder should be limited to restoration of the Premises to the condition as of the date of commencement of the term. Nothing herein contained shall impose upon Landlord any liability or responsibility to repair, rebuild or replace any property belonging to Tenant. If there should be a substantial interference with the operation of Tenant's business in the Premises as a result of such damage or destruction which requires Tenant to temporarily close its business to the public or in the event Tenant shall be requested to cease operation so Landlord may repair, rebuild or replace, the rent shall abate during such period of closure. Unless this Lease is terminated by Landlord, as hereinafter provided, Tenant shall repair, redecorate and refixture the Premises and restock the contents thereof in a manner to at least the condition equal to that existing prior to its destruction or casualty and the proceeds of all insurance carried by Tenant on its personal property, decorations, trade fixtures, furnishings, equipment and contents in the Premises shall be held in trust by Tenant for such purposes. Landlord shall notify Tenant within ninety (90) days of the date of the fire or other casualty if Landlord shall elect to repair and/or rebuild. If Landlord elects to repair and/or rebuild, then the Lease shall not be terminated by Tenant except as provided herein. If there is less than five (5) years remaining, then the parties agree to bargain in good faith with respect to the extension of the term of Lease for a minimum of ten (10) years at the Fair Market Value (as defined in Paragraph entitled Rider to Rent clause above). Failure of both parties to agree to new terms within sixty (60) days of the damage shall entitle either party to elect to terminate the Lease at the end of the sixty-day period.

      Tenant may elect to terminate the Lease in the event that the Premises shall be destroyed by fire or other casualty and same cannot be restored to tenantable condition within one hundred eighty (180) days from the date of such destruction or damage. In such case Tenant shall give written notice to Landlord not later than thirty (30) days subsequent to the date of such destruction or damage. If there be a dispute concerning the reasonable probability of completion or restoration within one hundred eighty (180) day period, such dispute shall be subject to arbitration by a single arbitrator under the rules of the American Arbitration Association in New Jersey. The parties shall share equally the cost of the arbitrator and any fees of the arbitrator or of the American Arbitration Association.

RIDER TO PARAGRAPH 16- RIGHT TO EXHIBIT
---------------------------------------

      It is agreed that the provision as set forth in the base Lease shall be applicable only with respect to the last renewable term of the Lease. With respect to all other terms other than the last renewable term, Landlord shall have the right to show the Premises after six (6) months preceding the expiration of the last term.

RIDER TO PARAGRAPH 19- REMEDIES UPON TENANT'S DEFAULT
-----------------------------------------------------

      Each of the following acts shall be deemed to be a default by Tenant which, if uncured, shall give rise to the right of Landlord to proceed at its option to terminate this Lease upon written notice to Tenant and to pursue its other remedies as provided herein:

      (a) Failure by Tenant to pay any installment of Basic Rent or Additional Rent or other charge when due (however, Tenant shall be entitled to one time each year to receive a notice of default giving Tenant ten
            (10) days within which to cure such default).

      (b) Failure by Tenant to cure any default in the observance or performance of any of Tenant's covenants, agreements or obligations hereunder within thirty (30) days after notice of such non-observance or non-performance given by Landlord in accordance with the notice provisions hereof and further provided that if Tenant is proceeding diligently to cure such non- monetary default, the cure period will be extended for a reasonable period of time beyond the thirty (30) days, such period not to exceed fifteen (15) additional days.

      (c) Bankruptcy or insolvency proceedings by or against Tenant which proceedings are not set aside within sixty (60) days after the institution of such proceedings by or against Tenant.

      (d) The adjudication of Tenant as a bankrupt or insolvent or the appointment of a receiver or trustee for any portion of Tenant's assets or property which adjudication and/or appointment is not set aside within sixty (60) days from the entry thereof.

      (e)   The voluntary assignment by Tenant for the benefit of creditors.

      (f)   The abandonment or vacation of the Premises by Tenant.

      Upon any termination of this Lease as aforesaid, Tenant shall quit and peacefully surrender the Premises to Landlord, and Landlord, upon and at any time after such termination may, without notice, re-enter and repossess the Premises and remove all persons and property therefrom, either by force, summary proceedings or otherwise, without being liable for any damages, or being subject to prosecution or other liability therefor. No such re-entry by Landlord shall be deemed or construed as a waiver of any of Landlord's rights against Tenant pursuant hereto or otherwise, nor shall such re-entry be deemed an acceptance of a surrender of this Lease unless Landlord so elects.

      At any time, from time to time, after any such termination of this Lease, Landlord may, either in their own names or as agent for Tenant, relet the Premises, or any part thereof, for such term or terms (which, at Landlord's option, may be longer or shorter than the remainder of the

Term), for such use or purpose, and on such other terms and conditions as Landlord, in its discretion shall deem advisable including agreements to make such repairs, alterations, renovations and/or re-decorations as shall be necessary or appropriate in order to prepare the Premises for such reletting and the making and performing of any of such repairs, alterations, renovation and/or redecoration shall not operate or be construed to release Tenant from any of Tenant's liability or obligations under this Lease. Any such reletting shall not release Tenant from any of Tenant's liability to Landlord as set forth in this Lease and Tenant shall have no claim to the Base Rent and Additional Rent or other sums which may be paid in connection with any such reletting over and above the sums therefor payable by Tenant to Landlord under this Lease.

      In the event of any such termination of this Lease as aforesaid, whether or not the Premises, or any part thereof, shall have been relet, Tenant shall pay to Landlord the Basic Rent and the Additional Rent and other charges required to be paid by Tenant up to the time of such termination, and thereafter Tenant, until the expiration of what would have been the Term in the absence of such termination, shall be liable to Landlord for, and shall pay to Landlord, as and for liquidated and agreed damages, for Tenant's default, the following:

      (a) Landlord's costs and expenses incurred in performing any obligations of Tenant hereunder;

      (b) Landlord's costs and expenses incurred in connection with any reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, repair and/or alteration costs, costs for renovation, redecoration and other preparation of the Premises for reletting; and

      (c) The equivalent of the amount of Basic Rent and Additional Rent which would be payable under this Lease by the Tenant for the balance of the Term if this Lease were still in effect, less the rentals received pursuant to any reletting of the Premises as above provided.

      Tenant shall pay to Landlord the damages set forth above under subparagraphs (a) and (b) immediately upon demand therefor by Landlord. Tenant shall pay to Landlord the damages set forth under subparagraph (c) above immediately upon demand therefor, or, at Landlord's option, monthly on the days on which the Basic Rent and Additional Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover from Tenant each monthly Deficiency as such Deficiency shall arise. Nothing contained herein shall limit or prejudice the right of the Landlord to prove, and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount referred to above.

      In the event of termination of this Lease as provided hereinabove, Tenant hereby expressly waives any right of redemption or re-entry or repossession or right to reinstate the operation of this Lease.

      The specific remedies to which Landlord may resort under the terms hereof are cumulative and are not intended to be exclusive of any or all other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provision of this Lease. Without limiting the generality of the foregoing, Landlord shall have the right to institute summary dispossess proceedings against Tenant under all circumstances from time to time permitted by law. In the event judgment for possession shall be entered in favor of Landlord and against Tenant in any such proceedings, Tenant shall thereafter remain liable to Landlord as provided above as if Landlord had terminated this Lease by reason of any of Tenant's defaults recited above.

      Notwithstanding the foregoing provisions hereof, in the event that any amounts of Basic Rent or Additional Rent are not paid within ten (10) days of the due date thereof, a late charge of five percent (5%) of the Basic Rent and/or the Additional Rent shall then be due and owing. Said late charge shall also constitute Additional Rent hereunder.

      (g) Landlord shall have the right to accelerate all Base Rent and any other sums due hereunder and otherwise payable in installments over the remainder of the Term.

      Notwithstanding any other provisions contained in this Lease and only if the Tenant is the Bank or any successor to the Bank, in the event that (a) the Tenant or its successors or assignees shall become insolvent or bankrupt, or if its or their interests under this Lease shall be levied upon or sold under execution or other legal process, and (b) the depositary institution then operating on the Premises is closed, or taken over by any depositary institution supervisory authority ("Authority"), Landlord may, in such event, terminate this lease as a result of such bankruptcy, insolvency, levy or sale prior to the expiration of its term only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided, that in the event that this lease is terminated by any such Receiver or Liquidator, the maximum claim of Landlord for rent, damages or indemnity resulting from the termination, rejection or abandonment of the unexpired term of this Lease by such receiver or Liquidator shall, by law, in no event be greater than an amount equal to all accrued and unpaid rent to the date of such termination.

RIDER TO PARAGRAPH 28
---------------------

      In each lease year Tenant shall pay as additional rent a sum based upon all real estate taxes attributable and levied or assessed against the Leased Premises, throughout the term as extended. It is understood that the taxing authorities have never issued a separate assessment for the land and building comprising the Leased Premises. Reference is made to Exhibit "A" which depicts the subject Premises as Unit B and that there are three (3) other units which comprise the entire Premises which Landlord owns at this site. On the attached map, there are four (4) tracts which are identified A, B, C and E. Tract A is occupied by this Tenant Crest of Middletown, a New Jersey Corporation. Tract B is the leased premises. Tract C is occupied by Friendly Ice Cream. Tract E is the vacant land retained by Landlord. Because Landlord has not been able to obtain a separate assessment for each tract, the tax bill encompasses all four tracts, and it is agreed that Tenant shall pay its pro-rata share of such tax bill which is deemed to be 13.4%. If any of the buildings are modified, then the percentage owed by this Tenant shall be adjusted on the same proportion as was used at the time of the making of this Lease. In the event that Landlord develops the land identified as Unit E on the attached schedule, Tenant's proportionate share of tax obligation for land shall be reduced to reflect the additional use.

      Landlord shall estimate Tenant's proportionate share of Real Estate Taxes and one-twelfth of the amount so estimated shall be paid by Tenant to Landlord on the first day of each calendar month in advance. Within ninety (90) days after the end of each tax year Landlord shall furnish a statement to the Tenant of the actual Real Estate Taxes and there shall be an adjustment between Landlord and Tenant, with payment to or repayment by Landlord as the case may require, to the end that Landlord shall receive the entire amount of Tenant's annual pro rata share of Real Estate Taxes for each lease year. The obligations under this Paragraph 10 of the Tenant to pay the above mentioned Real Estate Taxes incurred in each lease year shall survive the expiration or termination of the Lease so that such sums as may still be due and owing after the expiration or termination of the Lease shall be paid if incurred during the term of the Lease.

      Tenant's obligation to pay pro rata share of taxes and assessments shall include any taxes and assessments of a nature not presently in effect but may hereafter be levied, assessed or imposed upon Landlord or upon the Property if such tax shall be based upon or arise out of the ownership, use or operation of, or the rents received from the Property, other than income taxes of the Landlord.

PARAGRAPH 32- GLASS
-------------------

      The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in or on the Premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full and insurable value with a company satisfactory to the Landlord.

PARAGRAPH 33- GARBAGE
---------------------

      Tenant is responsible for the disposing of its own garbage at its cost and expense. Tenant shall obey such rules as Landlord may issue for disposition of garbage, including any recycling laws. Tenant is also responsible for its own janitorial service within the Demised Premises.

PARAGRAPH 34- ISRA COMPLIANCE
-----------------------------

      Tenant covenants, warrants and represents to Landlord that, during the term of this Lease, the buildings, improvements, soil, groundwater and surface water at, on or a part of or under the Premises shall not become contaminated with hazardous materials, substances or wastes (as those terms are defined in the federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., the federal Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., the federal Water Pollution Control Act, 33 U.S.C. 1251 et seq., the New Jersey Solid Waste Management Act, N.J.S.A. 13:1E-1 et seq., the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq., the New Jersey Water Pollution Control Act, N.J.S.A. 58:10A-1 et seq., the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq., all regulations promulgated pursuant to the foregoing, and any other environmental statutes, ordinances, rules and regulations of the federal, state or local governments) as a result of the actions or inactions of Tenant, its employees, agents, representatives, contractors, licensees, invitees, assignees or sublessees. In the event such contamination occurs, notwithstanding Landlord's exercise of any of its rights under or any of the remedies provided by this Lease for the breach of the foregoing covenant, warranty and representation, Tenant shall, at its sole cost and expense, immediately and fully comply with all federal, state and local statutes, ordinances, rules and regulations applicable to such contamination and Tenant shall, at its sole cost and expense, clean up, remove and/or remediate such contamination consistent with all such statutes, ordinances, rules, or regulations.

      (b) Tenant shall indemnify and save Landlord harmless of, from and against any and all claims, demands, liabilities, damages, suits, actions, judgments, fines, penalties, loss, cost and expense, including, without limitation, attorney's fees, directly or indirectly arising out of or resulting from the breach of subparagraph (a) above inclusive of the entire period during which Tenant has occupied the Premises, specifically for those periods prior to the term of the subject Lease.

      (c) Landlord acknowledges and agrees that Tenant may use such household cleaners and chemicals to maintain the Premises in such limited quantities as is needed for normal use in the Premises only. Storage of such chemicals is also permitted. Landlord and Tenant acknowledge that any and all of the cleaners and chemicals described in this paragraph may constitute hazardous materials, substances or wastes. However, Tenant may use, store and dispose of same as herein set forth, provided that in doing so, Tenant complies with all applicable laws.

      (d) All of the provisions of this Paragraph 34 shall survive the expiration or earlier termination of this Lease until such time as Tenant fulfills and completes its obligations under this Paragraph 34, provided, however, that nothing in this Lease shall make Tenant liable for any contamination, spill, discharge, or release of hazardous substances or materials or wastes which occur (i) after the expiration or earlier termination of this Lease, or (ii) Tenant's vacation of the Premises, whichever occurs later. Tenant shall have the right to provide at Tenant's own cost and expense a certified report by a licensed environmental inspection firm certifying that such firm has completed an inspection of the Premises and that Tenant's responsibilities as defined herein have been complied with and that the Premises has no contamination or violations.

PARAGRAPH 35
------------

      Tenant shall look solely to Landlord's equity in the Shopping Center for the satisfaction of the remedies of Tenant in the event of a breach by Landlord of any of the terms, covenants and conditions of the Lease to be performed by Landlord.

      If the Landlord, or any subsequent owner of the Shopping Center, sells the Shopping Center, its liability for the performance of its agreements in this lease shall end on the date of the sale of the Premises, and the Tenant shall look solely to the purchaser for the performance of those agreements. The Tenant will attorn to any subsequent owners of the Premises.

PARAGRAPH 36
------------

      Tenant shall obtain and deliver to Landlord a waiver of subrogation rights under the casualty and liability policies maintained by Tenant.

PARAGRAPH 37
------------

      During the last six months of the Initial Term or any renewal term, Landlord shall have the right to place signs on the Premises indicating the Premises is for rent, and at any time during the Lease, the Landlord may place signs on the Premises indicating the Premises is for sale.

PARAGRAPH 38
------------

      Any real estate taxes, insurance premiums or other sums or charges which the Tenant is obligated to pay under the terms of this Lease other than the Base Rent shall be treated as Additional Rent. The failure of Tenant to pay any such Additional Rent shall give rise to the same rights as the failure of Tenant to pay any Base Rent.

PARAGRAPH 39
------------

      Tenant hereby waives trial by jury as to any and all issues arising in any action or proceeding between the parties.

PARAGRAPH 40
------------

      This Lease and any lien thereof upon the Shopping Center and/or the Premises therein and all rights of Tenant hereunder are hereby subordinated and subjected to the lien of any one or more mortgages that now are or hereafter become a lien upon the Shopping Center and/or the Premises therein, or any part thereof, and any extensions or renewals thereof. This subordination provision is intended to be self-executing and shall not require the execution of any further or subsequent instrument.

      Tenant shall, upon demand, at any time or times, execute, acknowledge and deliver to Landlord, without expense to Landlord, any and all instruments that may be necessary or appropriate to subordinate this Lease, and all rights hereunder, to the lien of any such mortgage or mortgages. If Tenant shall fail at any time to execute and deliver any such subordination instrument, Landlord, in addition to any other remedies available to them, in consequence thereof, may execute, acknowledge and deliver the same as the attorney-in-fact of Tenant, and in Tenant's name, place and stead, and Tenant hereby makes, irrevocably constitutes and appoints Landlord such attorney-in-fact for that purpose.

      If any holder of any mortgage, indenture, deed of trust, or other similar instrument succeeds to Landlord's interest in the Premises, Tenant will pay to it all rents subsequently payable under this Lease. Tenant will, upon request of any one so succeeding to the interest of Landlord, automatically become the Tenant of, and attorn to, such successor in interest without change in this Lease. Such successor in interest will not be bound by (i) any payment of rent for more than one month in advance, or (ii) any amendment or modification of this Lease made without its written consent, or (iii) any claim against Landlord arising prior to the date on which such successor succeeded to Landlord's interest, or (iv) any claim or offset of rent against the Landlord. Landlord agrees to execute a nondisturbance agreement in a form similar to that which is set forth in attached Schedule "B". Landlord further agrees to cooperate with Tenant with respect to the obtaining of any mortgagee's consent to such nondisturbance agreement. With respect to future mortgagees, it is agreed that such language will be included in the mortgage document or loan agreement.

PARAGRAPH 41
------------

      Tenant shall not be entitled to record this Lease nor a memorandum or short form of this Lease. If Tenant violates this provision by recording or attempting to record such Lease or a memorandum or short form thereof, Landlord shall have the right to terminate Tenant's interest hereunder and to exercise any and all of Landlord's rights and remedies as in the case of any other Tenant default hereunder.

PARAGRAPH 42
------------

      Tenant acknowledges the rights of Friendly Ice Cream Corporation, the occupant of Tract C as set forth on Schedule "A", to use in common parking spaces, entrances, exits, driveways and right of ways located on the Leased Premises.

      Additionally, Tenant acknowledges that Landlord intends to develop Tract E at some time in the future or in the alternative to sell it for development purposes. In such event, Tenant acknowledges that the ingress and egress rights mentioned above, afforded to occupant of Tract B, shall also apply to the occupant of Tract E. Additionally, Tenant agrees to execute any reasonably required documents to memorialize a special easement for ingress and egress to be located at Landlord's discretion on the Premises.

      In the event Landlord elects to build on Tract E and establishes an easement over part of the parking lot of Tenant's Premises, then Landlord shall provide Tenant with replacement parking at the nearest available location to Tenant's existing Premises, the number of which to be the same as those which were displaced by the easement.

      The occupants of Tract E shall also have the right to erect a sign at the northeasterly end of Tenant's Premises, the sign to be subject to municipal and Landlord approvals.

      With respect to both the sign and the access easements, Tenant shall not be responsible for any costs in relation thereto.

      Reference is made to the rights of Friendly Ice Cream Corporation, the tenant occupying Tract C, for the use of Tenant's parking, in common with other tenants on the Premises. Tenant confirms Friendly's right to use Tenant's parking facilities, in common with Tenant.

PARAGRAPH 43
------------

      Tenant agrees, at any time and from time to time upon not less than fifteen (15) days prior written notice by Landlord to Tenant requesting same, to execute, acknowledge and deliver to Landlord a written Estoppel Certificate certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications that this Lease is in full force and effect as modified and stating the modifications) and the dates to which the basic rent and additional rent have been paid in advance, if any, and stating whether or not Landlord or Tenant is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge, it being intended that any such Estoppel Certificate delivered pursuant to this Section may be relied upon by any prospective acquirer of the Shopping Center and/or of Landlord's interest in this Lease or any mortgagee of the Shopping Center or any assignee of any mortgage upon the Shopping Center. Upon written notice and not more than once in a twelve month period, Landlord will provide tenant with notice that that this Lease is unmodified and in full force and effect (or if there shall have been modifications that this Lease is in full force and effect as modified and stating the modifications).

PARAGRAPH 44
------------

      This Lease and any disputes arising out of this Lease shall be governed and determined by the laws of the State of New Jersey.

PARAGRAPH 45
------------

      Anything in this Lease to the contrary notwithstanding, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material or service, Act of God or any other cause whatsoever reasonably beyond the control of Landlord.

PARAGRAPH 46
------------

      The Tenant may use the Premises as a retail bank/financial institution and for no other use. Tenant may not sell furniture, alcohol, ice cream products on the premises, or operate as a restaurant. These restrictions shall be binding on all assignees and successors of Tenant. Likewise, Landlord agrees that it will not lease to any "any organization that is in the business of providing banking or financial services, including, but not limited to, banks the deposits in which are insured by the FDIC, trust companies, credit unions, consumer finance businesses, insurance agents and brokerages, and organizations that are engaged in the trade or business of promoting, selling or trading equity securities, debt securities, commodities, or interests in mutual funds or investment pools of any type." Specifically, Landlord's obligation is with respect to future tenants and excludes tenants who are in place at the time of this Agreement.

      Tenant further agrees not to allow the use of the Premises for the purposes of a restaurant, Health Maintenance Organizations, or furniture store or any other use that may conflict with Landlord's other Tenants within the shopping center. Tenant further agrees that throughout the term of the Lease it will not allow any space to be used for the following purposes: a pinball, video game, or any form of entertainment arcade; a gambling or betting office, a massage parlor, a cinema, video store, bookstore selling, renting or exhibiting primarily materials of pornographic or adult nature; an adult entertainment bar or club; a bowling alley, roller skating or ice skating rink, billiards parlor or pool hall; fire arms shooting range or any other use which creates or causes excessive noise; theater, health club/exercise salon; any type of educational/vocational institution; flea market, warehouse; or an office except as incidental to the permitted retail use. Tenant agrees that it shall not sell or rent videos of any type at the Premises.

PARAGRAPH 47
------------

      Tenant may not assign or sublet this Lease without the written approval of the Landlord, which approval will not be unreasonably withheld, provided that Tenant under this Lease will remain liable under the terms of the lease notwithstanding any such assignment or sublease and further provided that such user conducts a use which is permitted under the Lease and does not violate any use restriction set forth herein. Tenant shall provide Landlord with notice at least thirty (30) days prior to the effective date of the assignment or sublease, and Landlord shall have fifteen (15) days within which to perform creditworthiness tests on the proposed user. It is agreed that Landlord has the right to reject any proposed user on the basis of poor credit or inadequate quality which would otherwise devalue or harm the overall stature of the shopping center. Upon any subleasing or assignment, Tenant will provide the Landlord with a true copy of the sublease or assignment immediately upon the execution thereof. Not withstanding the above, Tenant may assign this lease to the new banking entity once a charter has been issued or to the FDIC as legally required.

      Notwithstanding the express terms or possible applicability of any other term or provision of this Lease:

      (a) This Lease shall be assigned, in its entirety, to the Bank, ipso facto upon the issuance by NJDBI of a Certificate of Authority for the Bank, pursuant to N.J.S. 17:9A-14. Upon the assignment of this Lease by the Tenant to the Bank by operation of the preceding sentence, the Bank shall assume all of the rights, duties, liabilities and obligations of the Tenant under this Lease, and the Tenant shall relinquish and be relieved of all of its rights, duties, liabilities and obligations under this Lease. The Tenant or the Bank shall provide the Landlord with notice of the issuance by NJDBI of a Certificate of Authority for the Bank within a reasonable time of its issuance, but the failure of the Tenant and the Bank to provide such notice shall not, in any respect, void or otherwise impede the automatic assignment of this Lease by the Tenant to the Bank; and

      (b) The Tenant or the Bank, as the case may be, may, in the exercise of its discretion and upon the issuance of written notice to the Landlord, assign this Lease in its entirety to another bank or financial institution with equity, as shown on its most recent audited balance sheet and determined under generally accepted accounting principles, which is in an amount greater than the lesser of (i) Seven Million Dollars ($7,000,000.00), or, if the Tenant is the Bank, (ii) the amount shown as equity on the most recent audited balance sheet for the Bank, determined in accordance with generally accepted accounting principles. If the tenant assigns this Lease to another bank or financial institution under subparagraph (b) of this paragraph, the terms and conditions of this Lease will remain in effect except for the minimum rent which shall be adjusted to the then fair market rent which shall be determined by the same methodology as in the option to extend clause as defined in the RIDER TO RENT CLAUSE herein.

PARAGRAPH 48
------------

      Notwithstanding the provision of paragraph 12 of the printed form of the Lease, Tenant shall be entitled to make a claim for moving expenses and for any trade fixtures which are taken in any condemnation or eminent domain proceeding provided the award to Tenant does not diminish the award that the Landlord would otherwise receive from the condemning authority.

PARAGRAPH 49
------------

      The preprinted Lease together with this Rider contains the entire agreement of the parties and superseded any prior written or oral understandings or agreements between the parties. This agreement may only be modified by a writing signed by the parties. In the event of any inconsistency between the provisions contained in the preprinted Lease and this Rider, the provisions of this Rider shall govern.

PARAGRAPH 50
------------

      Any notice or document required to be delivered hereunder shall be deemed to be delivered (a) as and when actually received or (b) whether or not received, (i) five (5) business days after deposit in the United States mail, postage prepaid, certified or registered mail, (with return receipt requested) or (ii) one (1) business day after sent by Federal Express, or other nationally recognized overnight courier providing delivery confirmation, for next-day delivery addressed to the party at the address set forth at the head of this Lease and to such other addresses as either of said parties shall have specified by written notice delivered in accordance herewith provided, however, that notice of change of address shall be effective only upon actual receipt by the party to whom notice is addressed.

PARAGRAPH 51
------------

      Tenant may operate its business during any hours it chooses provided the same comply with municipal, county, state and federal laws.

PARAGRAPH 52
------------

      At the end, expiration or other termination of the term, the Tenant shall surrender the Premises to the Landlord in as good order and condition as they were at the commencement of the term or may be put in thereafter, reasonable wear and tear excepted. All alterations, additions and improvements in or upon the Premises made by the Tenant (except Tenant's furniture, trade fixtures, equipment and shelving) shall at Landlord's election either become the property of the Landlord and remain upon and be surrendered with the Premises as a part thereof at the termination or other expiration of the term, or be removed at Tenant's expense. Tenant agrees to repair any and all damage caused by such removal.

PARAGRAPH 53
------------

      Provided Tenant is not then in default of any provisions of this Lease, Landlord agrees to provide Tenant a Right Of First Offer on the second floor of the demised premises consisting of approximately 5,300 square feet. The premises will we delivered "as is" and under the same terms and conditions as this Lease except for "RENT" which shall be determined by using the same methodology as in the option to extend clause as defined in the RIDER TO RENT CLAUSE herein. Tenant shall have ten (10) days to determine if it wants the space. Tenant will be required to lease the entirety of the space for the full unexpired term remaining on the original premises or at a minimum for a minimum term of five years.

PARAGRAPH 54
------------

      Landlord agrees to, at its sole cost, apply a 1" overlay to the existing pavement and address the existing potholes on the western side of the property, bring the existing 4" PVC pipe underground, cut back the trees on the northeast corner of the property to allow visibility from route 35 and to clear away the brush along the northern and western sides of the paved area, re-seed in the front area by the common sign. Landlord will commence with its work on or about June 1, 2000 or upon written notice from the Tenant that it has received its charter. Tenant agrees to contribute at least $52,980 to upgrading the facade for the entire building for the mutual benefit of each Tenant in the building. The architectural drawings and construction costs shall be approved in writing by Landlord and Tenant. Should the cost of said facade upgrade be less than $52,980, Tenant agrees to increase the minimum rent by 50% of the difference between $52,980 and the actual cost of the facade. This amount will be divided equally over the first five years of the Lease.

PARAGRAPH 55
------------

      Tenant shall pay Landlord as Additional Rent for the premises Tenant's Proportionate Share of the operating expenses which is 50%. Operating Expenses shall mean all expenses, costs and disbursements (but not specific costs specifically billed to and paid by specific Tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with ownership, operation and maintenance of the "Building, and/or Tract B" not leases or available for lease to tenants, including but not limited to, the following:

- wages and salaries of all employees serving in operation and maintenance or security of the "Building, and/or Tract B" (including taxes, insurance and benefits relating thereto and the costs of uniforms, if any, and equipment.

- all supplies and materials used in operation, maintenance and repair of the "Building, and/or Tract B".

- cost of all utilities and any surcharges for the "Building, and/or Tract B", including the cost of water, sewer, power, heat, light, air conditioning, and ventilation for the "Building and the Tract B" (but not limited to Tenant's utility charges paid by Tenant pursuant to this Lease or such of the foregoing charges as are directly consumed by and paid for by other occupants in the Complex by direct metering or a pro-rata share of utility charges that are paid by Tenant by direct metering).

- cost of all maintenance and services for the "Building and/or Tract B", including but not limited to, private roads, parking lot cleaning, and maintenance, removal of snow, ice and debris, traffic regulation and landscaping.

- cost of all insurance relating to the "Building and/or Tract B", including but not limited to the cost of casualty and liability insurance applicable to the "Building and/or Tract B".

- cost of repairs and general maintenance excluding repairs and general maintenance paid by the proceeds of insurance or by Tenant or by other occupants or tenants in the "Building and/or Tract B" other than Tenant and excluding the net proceeds received by the Landlord as the result of any claim that may be successfully asserted and recovered by the Landlord against any third parties.

- a reasonable management fee competitive with fees charged for similar projects in Monmouth County for the management of the "Building and/or Tract B", not to exceed five percent (5%) of rent payable hereunder.

- cost of operating and maintaining the Common Areas and facilities in the "Building and/or Tract B".

- cost of any grass cutting and maintenance and the sprinkler system servicing the "Building and/or Tract B".

- cost of services, if any, furnished by Landlord for non-exclusive use of all tenants without complete recovery of all costs from other tenants at the "Building and/or Tract B".

- the cost of any additional services not provided to the "Building and/or Tract B" at the commencement of the Term but thereafter provided by Landlord in the reasonable and prudent management of the "Building, and/or Tract B".

- the cost of any capital improvements which are not specifically billed to and paid by specific tenants made to the "Building, and/or Tract B" after the commencement of the term that reduce other operating expenses or are required under governmental law or regulation due to Tenant's operations in the premises that was not applicable to the Building at the time it was constructed, such cost thereof to be amortized over a reasonable period together with interest on the unamortized balance at a rate paid by Landlord on funds borrowed for the purposes of constructing said capital improvements.

- Tenant shall pay in each calendar year to the Landlord as additional rent its proportionate share of the operating expenses. Landlord shall estimate Tenant's annual proportionate share of the operating expenses and 1/12th of the amount so estimated shall be paid on the first day of each month in advance.

- If during the course of any calendar year, Landlord shall have reason to believe that the Operating Expenses shall be higher than projections (as provided above), Landlord shall be entitled, but not required, to adjust the amount by a lump sum invoice for the proceeding months of that calendar year and to advise Tenant of the adjustment of future monthly amounts so that Operating Expenses shall be on a reasonably current basis each calendar year. Such adjusted projection shall not be made more frequently than twice a year.

- Within ninety (90) days or as soon thereafter as possible, following the end of each calendar year, Landlord shall provide Tenant with a statement of such calendar year's actual Operating Expenses. If such statement shows that the Tenant's monthly payments exceeded Tenant's

      Proportionate Share of the actual Operating Expenses for the applicable calendar year, Landlord shall credit such overpayments to Tenant's future monthly Operating Expense payments. If such statement shows that Tenant's Proportionate Share of Landlord's actual operating Expenses exceeded Tenant's monthly payments for the applicable calendar year, then Tenant shall within fifteen (15) days of being sent such statement pay the total amount of such deficiency to Landlord as Additional Rent.

- The Operating Expenses whether requiring lump sum payments or constituting estimated monthly amounts in addition to base rent shall for all purposes be treated and considered additional rent. The failure of Tenant to pay such additional rent as and when due in advance without demand shall have the same effect as failure to pay ant installment of basic rent and shall afford Landlord all remedies provided in the lease therefore.

- Tenant's obligation for payment of additional rent shall survive any expiration or termination of the Lease by the lapse of time or otherwise.

- Should this lease commence (or terminate) at any time other than the first (or last) day of the calendar year, additional rent referred to in this section shall be calculated on a pro-rata adjustment based on the number of days the lease was in effect for each calendar year.

PARAGRAPH 56
------------

      Tenant and Tenant's agents, employees, and invitees will comply fully with all requirements of the rules and regulations of the Building, the Complex and /or related facilities. Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such manner as maybe deemed advisable for safety, care, or cleanliness of the building, the Complex and/or related facilities or premises and for the preservation of good order therein, all of which rules and regulations and /or Building services, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, visitors and invitees of Tenant.

PARAGRAPH 57
------------

      If Tenant does not vacate at the end of the Term, Tenant shall become a Tenant-at-will and the Base Rent shall automatically become two hundred (200%) percent of the Base Rent during the last month of the Term. This should not be construed as Landlord's consent to hold over.

H PARAGRAPH 58
--------------

      Miscellaneous.

      (a) The terms, covenants, agreements and conditions herein contained, shall apply to and bind the heirs, successors, executors, administrators, assigns, and subtenants of the parties hereto, unless otherwise provided herein;

      (b) The language in all parts of this Lease and Rider shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either the Landlord or the Tenant;

      (c) If any term, covenant or condition of this Lease and Rider shall be invalid or unenforceable, the remainder of this Lease and Rider shall be valid and enforceable to the fullest extent permitted by law;

      (d) No failure or delay of either party to exercise any right or power given it herein or to insist upon strict compliance by the other party of any obligation imposed upon it herein and no course of dealing or custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or modification of the terms hereof by such party or its right to demand strict compliance with the terms hereof by the other party;

      (e) This Lease and Rider may be amended and modified only in writing by an instrument signed by all parties, and may not be amended or modified orally.

      (f) The Landlord shall consent to any non-monetary and reasonable amendments to the terms of this Lease which are either (a) required by those regulatory authorities with jurisdiction as a condition to the issuance of a Certificate of Authority for the Bank, or (b) necessary for the continuing compliance by the Bank with the applicable provisions of federal and state law governing the establishment and operation of regulated financial institutions so long as such alterations will not interfere with the other tenant or tenants or users of the premises. The Tenant shall provide the Landlord with written notice of any such alterations and amendments, which notice shall include the specific terms of the alteration or amendment, the regulatory authority that demanded such alteration or amendment, and the statute, regulation or legal principle under which the requirement for such alteration or amendment arose.

                                 RIDER TO LEASE
                                     BETWEEN
                          SETH BELLER TRUST AS LANDLORD
                                       AND
                               TRB, LLC AS TENANT
                               Dated June 22, 1999

PARAGRAPH 59
------------

      (There are two additional changes to the above-referenced Lease which must be made. Due to circumstances, the same signatories for the Tenant are not present to initial these changes. In their stead, Robin Zager will initial for the Tenant using the authority that she is a Member of TRB, LLC. This temporary page will be replaced by actual initials by the original signatories, Frank J. Patock, Jr. and Charles T. Parton.)

      The address on the front page of the Lease Agreement has been changed by the Township of Middletown. The old address was 1250 Route 35 and the new ad-dress is 1184 Route 35.

      The Landlord has agreed to credit the Tenant with $18,549 towards exterior renovations of the building. This credit will be in the form of a waiver of the basic rent for months 58, 59, and 60. Therefore, for the months of October 2004, November 2004, and December 2004, the basic rent payment of $6183 shall not be due. (This changes the extensions of rent, on page 2 of the Rider, to be collected so year 2004 becomes $55,647 and the TOTAL becomes 803,791.) During those three months, any additional rents under the Agreement above shall be paid as required. Beginning, in January 2005, basic rent shall again be due, in the amount of $7111 as per the Lease Agreement.

                                           SETH BELLER TRUST


                                           BY:       /s/ Robert Beller
                                              ----------------------------------
                                               ROBERT BELLER, Co-Trustee

                                           BY:       /s/ Francis V. Bonello
                                              ----------------------------------
                                               FRANCIS V. BONELLO, Co-Trustee


                                           TRB, LLC

                                           BY:       /s/ Robin Zager
                                               ---------------------------------
                                                ROBIN ZAGER, Member

                                    EXHIBIT A
                                    ---------

                                 (not scannable)

                                  SCHEDULE "B"
                                  ------------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------

      THIS AGREEMENT, made as of this _____ day of _____________, ______, by and between _________________________________________________________________ having offices at _____________________________________________________________________
(hereinafter referred to as "Mortgagee") and____________________________________
_____________________________________________________________, having offices at
____________________________________________________ (hereinafter referred to as
"Lessee");

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, Lessee has entered into a certain Lease, dated __________________ ("Lease") between ____________________________________________________ as Lessor
and _______________________________________ as Lessee, covering certain land and improvements ("Demised Premises"), situated in the ___________ of______________, County of ________________, and State of New Jersey, as further described in the Lease; and

      WHEREAS, Mortgagee is the holder of a certain Mortgage given by Lessor as Mortgagor thereunder, dated __________________ and about to be recorded in the Office of the Clerk of _________ County, encumbering the Demised Premises (hereinafter the "Mortgage"); and

      WHEREAS, Mortgagee requires that the Lease be subordinate in priority to the lien of the Mortgage and Mortgagee has agreed not to disturb Lessee's possessory rights in the Demised Premises provided that Lessee is not in default under the Lease and provided that Lessee attorns to Mortgagee or the purchaser at any foreclosure sale; and

      WHEREAS, Mortgagee is willing to so agree on the terms and conditions hereinafter provided;

      NOW,  THEREFORE,  in consideration  of the premises,  the mutual covenants contained herein and ONE ($1.00) DOLLAR and other good and valuable consideration each to the other in hand paid, receipt of which is hereby acknowledged, Mortgagee and Lessee hereby agree as follows:

      1. The Lease is and shall be subject and subordinate in all respects to the Mortgage and to any renewal, modification, replacement or extension of the same and to any subsequent mortgage with which the Mortgage may be spread and consolidated.

      2. Provided Lessee complies with this Agreement and is not in default under the terms of the Lease in the payment of rent or additional rent or the performance of any of the terms, conditions, covenants, clauses or agreements on its part to be performed under the Lease, then, as of the date Mortgagee files a lis pendens in or otherwise commences foreclosure proceedings, the Mortgagee will not disturb Lessee's possession under said Lease and the Lease will not be affected or cut off by such proceeding (except to the extent that Lessee's right to receive or set off any monies or obligations owed or to be performed by the then Lessor shall not be enforceable thereafter against Mortgagee or any subsequent owner). Notwithstanding any foreclosure or other acquisition of the Demised Premises by Mortgagee, the Lease will be recognized as a direct Lease between Lessee and Mortgagee or any other party acquiring the Demised Premises upon the foreclosure sale or from Mortgagee, except that the Mortgagee, or any subsequent owner, shall not (a) be liable for any previous act or omission of Lessor under the Lease, (b) be subject to any offset which shall theretofore have accrued to Lessee against Lessor, (c) have any obligation with respect to any security deposited under the Lease unless such security has been physically delivered to Mortgagee, or (d) be bound by any modification of the Lease or by any previous prepayment of fixed rent for a period greater than one (1) month, unless such modification or prepayment shall have been expressly approved in writing by the Mortgagee.

      3. Any provision of this Agreement to the contrary notwithstanding, Mortgagee shall have no obligation, nor incur any liability, with respect to completion of the Demised Premises or any improvements for Lessee's use and occupancy. Lessee certifies that as of this date, Lessee has no charge, lien or claim of off-set under the Lease, or otherwise, against the rents or other charges due or to become due thereunder.

      4. If Mortgagee elects to accept from the then Mortgagor a deed in lieu of foreclosure, lessee's right to receive or set off any monies or obligations owed or to be performed by the then Landlord shall not be enforceable thereafter against Mortgagee or any subsequent owner.

      5. Lessee will, upon request by Mortgagee or any subsequent owner, execute a written agreement whereunder Lessee does attorn to Mortgagee or any such subsequent owner and affirms Lessee's obligations under the Lease and agrees to pay all rentals and charges then due or to become due as they become due to Mortgagee or such subsequent owner.

      6. Lessee, from and after the date hereof, shall send a copy of any notice or statement under the Lease to Mortgagee at the same time such notice or statement is sent to the Lessor under the Lease.

      7. Lessee hereby agrees that, from and after the date hereof, in the event of any act or omission by Lessor under the Lease (other than any such act or omission which is not capable of being remedied by Lessor under the Lease within a reasonable period) which would give the Lessee the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Lessee will not exercise any such right (a) until it has given written notice of such act or omission to Mortgagee by delivering such notice of such act or omission, by certified mail, return receipt requested, addressed to Mortgagee at the Mortgagee's address as given herein, or at the last address of Mortgagee, furnished to Lessee in writing, and (b) until a reasonable period for remedying such act or omission shall have elapsed following such giving of notice and following the time when Mortgagee shall have become entitled under the Mortgage to remedy the same; provided, Mortgagee, at its option, shall, following the giving of such notice, have elected to commence and continue to remedy such act or omission or to cause the same to be remedied.

      8. Lessee will neither offer nor make pre-payment of rent (for a period in excess of one (1) month) nor further change the terms, covenants, conditions and agreements of the Lease in any manner without the express consent in writing of the Mortgagee.

      9. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Mortgage, except as specifically set forth herein.

      10. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the party against whom the same is sought to be asserted.

      11. This Agreement shall inure to the benefit of the parties hereto, their successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred; and provided, further, that the interest of Lessee under the Agreement may not be assigned or transferred.

      IN WITNESS WHEREOF, Mortgages and Lessee have respectively signed and sealed this Agreement as of the day and year first above written.


WITNESS/ATTEST:                           ___________________________, Mortgagee


__________________________________        By: __________________________________


WITNESS/ATTEST:                           ______________________________, Lessee


__________________________________        By: __________________________________

                         ADDENDUM - MORTGAGOR'S CONSENT
                         ------------------------------

      The Mortgagor agrees for its heirs, successors and assigns that (1) the within Agreement does not (a) constitute a waiver by Mortgagee of any of its rights under the Mortgage, and/or (b) in any way release the Mortgagor from its obligation to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage; and (2) the provisions of the Mortgage remain in full force and effect and must be complied with by the Mortgagor.

WITNESS/ATTEST:                           ____________________, Lessor/Mortgagor


__________________________________        By: __________________________________